Fees Summary	Aug. 07, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	518,927.68
Total Transaction Valuation	3,515,770,211.00
Total Offset Amount	0.00
Net Fee	$ 518,927.68